UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 26, 2011

OLIN CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Virginia	13-1872319
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

190 Carondelet Plaza, Suite 1530, Clayton, MO 63105-3443
(Address of Principal Executive Offices, Including Zip Code)

314-480-1400
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2011, the Compensation Committee (the “Committee”) of Olin Corporation (the “Company”) adopted resolutions to deliver notice of non-renewal of Executive Change in Control Agreements (the “Executive Change in Control Agreements”) to Joseph D. Rupp, John E. Fischer, John L. McIntosh and George H. Pain (each, an “Executive”).  Pursuant to the aforementioned resolutions, the Executive Change in Control Agreements will expire on January 26, 2014.  The Committee currently expects to provide each Executive with an appropriate replacement change in control arrangement, consistent with then-current market practice, upon the expiration of the Executive Change in Control Agreements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:           /s/ George H. Pain
Name:   George H. Pain
Title:     Senior Vice President, General Counsel and Secretary

Date:  November 1, 2011